UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2014

STRAGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	333-157565	46-5209647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rialto Place, Suite 700, Melbourne, FL 32901
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (321-541-1216

ALLERAYDE SAB, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

The Board of Directors of Stragenics, Inc., (f/k/a Allerayde SAB, Inc., the “Company”), adopted an amendment to the Company’s Certificate of Incorporation to change its name from Allerayde SAB, Inc. to Stragenics, Inc., (the “Name Change”).  As a result of the Name Change, the Company’s new CUSIP Number is 862576105, while its trading symbol remains unchanged. The Amendment became effective on April 28, 2014 upon approval from the Financial Industry Regulatory Authority (“FINRA”).  A copy of the Amendment is filed herewith as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

3.1	Articles of Amendment to the Company’s Articles of Incorporation, filed with the Florida Department of State Division of Corporations on March 20, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stragenics, Inc. (Registrant).

Dated: April 29, 2014	By:	/s/ Alan W. Grofe
Name: Alan W. Grofe
Title: President

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